SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): December 8, 2003

                          VALLEY FORGE SCIENTIFIC CORP.
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               (Exact name of registrant as specified in charter)

                                  PENNSYLVANIA
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                 (State or other jurisdiction of incorporation)

       001-10382                                         23-2131580
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(Commission File Number)                    (IRS Employer Identification Number)

             136 Green Tree Road, Suite 100 Oaks, Pennsylvania 19456
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                    (Address of principal executive offices)

                                 (610) 666-7500
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              (Registrant's telephone number, including area code)
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Item 5.  Other Events.

Fiscal Year/Fourth Quarter 2003 Results of Operation

As is more fully described in the attached press release that is incorporated herein by reference, on December 8, 2003, Valley Forge Scientific Corp. reported 2003 fiscal year and fourth quarter results of operation.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Items (a) and (b) are inapplicable.

(c) Exhibits

                  Exhibit No.       Description
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                      99            Valley Forge Scientific Corp. Press Release
                                    Dated December 8, 2003
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                                   SIGNATURES
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         Pursuant to the requirement of the Securities Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: December 8, 2003

                                       VALLEY FORGE SCIENTIFIC CORP



                                       By: /s/ JERRY L. MALIS
                                           -----------------------------
                                           Jerry L. Malis, President and
                                           Chief Executive Officer
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                                  Exhibit Index

                  Exhibit No.       Description
                  -----------       -------------------------------------------

                      99 Valley Forge Scientific Corp. Press Release Dated December 8, 2003